(THE EDGAR LOMAX COMPANY LOGO)

                             EDGAR LOMAX VALUE FUND

                                 ANNUAL REPORT


                               FOR THE YEAR ENDED
                                OCTOBER 31, 2002

                                 Annual Report
                                October 31, 2002

Dear Fellow Shareholder:

   This report marks nearly the fifth full year of operation for the Edgar Lomax Value Fund and the second consecutive year in which we outpaced the stock market (as represented by the S&P 500 index) in dramatic fashion. After beating the S&P 500 by 15.48% in the prior fiscal year, the Fund came right back with only an 8.28% decline in the year ended October 31, 2002, versus a much steeper loss of 15.11% in the S&P 500. From its opening on December 12, 1997 through October 31, 2002, the Fund has produced a total annualized return of 0.63% while the S&P 500 has returned -0.16% per year.

   Let us look briefly at the market environment in which the Fund has operated thus far. The history is divided between two roughly equal periods, with each lasting about two and one half years. It began with a "bull" market phase (the late 1990s) and concluded with the longest "bear" market since the early 1970s. Over the combined five years, we witnessed the feverish rise and subsequent collapse in the prices of "growth" stocks. We also saw investors question the very validity of "value" investing and, more recently, herald the same style. Through the shifting market environment, the Fund performed as you had hoped and as we had planned. In other words, when stock prices were rising, the Fund's value was also growing. And when the market declined sharply, your mutual fund shares held up much better than the market in general.

   What should stock investors expect over the next several years? Without a crystal ball, none of us knows for certain. However, what we understand well is that truly fine companies can often make progress even when economic conditions are challenging--this means making a profit (earnings) with which to pay dividends, build net worth or even pay off debt. As a result, the real value of these firms can grow over time even if, in the short term, their stock prices behave otherwise. Knowing the market must inevitably recognize this value, prudent investors, including us, take advantage of these apparent mispricings to pick up quality stocks "on the cheap." For example, here are a few names that served us well, in the face of a falling market, over the past year: Eastman Kodak (photography) gained 38.92%, Southern Company (electric utility) gained 32.47% and Dupont (chemicals) gained 6.74%. Are these stodgy stocks? Perhaps. Successful investments? No doubt.

   As the manager of your mutual fund, we greatly appreciate the confidence you have shown in our investment philosophy. While there are few guarantees in this business, you can be sure that we will continue to make investments that we believe are well rooted in positive financial facts and that we will handle your hard-earned money as if it were our own.

Cordially,

/s/Randall R. Eley                        /s/Phillip A. Titzer

Randall R. Eley                           Phillip A. Titzer
Chief Investment Officer                  Portfolio Manager

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns reflect reinvestment of dividends and capital gains. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced.

Please refer to the report for performance, holdings and index information. Securities and sectors mentioned are not recommendations to buy or sell any security. 01/03

  Comparison of the change in value of a $10,000 investment in the Edgar Lomax Value Fund vs the S&P 500 Index, the Lipper Large Cap Value Fund Index, and the
                           S&P 500 Barra Value Index

               Edgar Lomax     Lipper Large Cap      S&P 500     S&P 500 Barra
    Date        Value Fund     Value Fund Index       Index       Value Index
    ----        ----------     ----------------       -----       -----------
  12/12/97        $10,000           $10,000          $10,000        $10,000
   1/31/98         $9,949           $10,129          $10,298        $10,096
   4/30/98        $11,150           $11,390          $11,723        $11,538
   7/31/98        $10,619           $11,208          $11,862        $11,213
  10/31/98        $10,789           $10,956          $11,676        $10,765
   1/31/99        $11,031           $12,159          $13,644        $11,960
   4/30/99        $12,770           $12,962          $14,281        $13,096
   7/31/99        $12,517           $12,925          $14,258        $12,948
  10/31/99        $11,981           $12,808          $14,672        $12,811
   1/31/00        $11,038           $12,689          $15,055        $12,794
   4/30/00        $11,276           $13,121          $15,726        $13,156
   7/31/00        $10,758           $12,926          $15,536        $12,930
  10/31/00        $12,418           $13,566          $15,564        $14,051
   1/31/01        $12,946           $13,621          $14,918        $14,610
   4/30/01        $13,024           $13,166          $13,686        $13,992
   7/31/01        $12,991           $12,925          $13,309        $13,444
  10/31/01        $11,242           $11,432          $11,687        $11,463
   1/31/02        $12,320           $12,121          $12,505        $12,037
   4/30/02        $12,822           $12,050          $11,954        $11,911
   7/31/02        $11,224           $10,256          $10,162         $9,994
  10/31/02        $10,310            $9,801           $9,919         $9,654

       Total Return:
       -------------
                                                               Since
                                               One year    Inception2<F2>
                                               --------    --------------
       Edgar Lomax Value Fund1<F1>              -8.28%          0.63%
       S&P 500 Index                           -15.11%         -0.16%
       Lipper Large Cap Value Fund Index       -14.27%         -0.42%
       S&P 500 Barra Value Index               -15.78%         -0.72%

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns reflect reinvestment of dividends and capital gains. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions, or redemption of Fund shares.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The S&P 500 Barra Value Index is an unmanaged capitalization-weighted index that contains approximately 50% of the stocks in the S&P 500 with lower price-to-book ratios.

The Lipper Large Cap Value Fund Index consists of the largest funds as tracked by Lipper, Inc. Large Cap Value Funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors.

1<F1>  The Fund commenced operations on December 12, 1997.
2<F2> Average Annual Total Return represents the average change in account value over the period indicated.

SCHEDULE OF INVESTMENTS AT OCTOBER 31, 2002

  Shares      COMMON STOCKS:  97.30%                             Market Value
  ------      ----------------------                             ------------
              AUTOMOBILES & COMPONENTS:   3.78%
   7,725      General Motors Corp.                                 $  256,856
                                                                   ----------

              BANKS: 1.59%
   1,100      Bank of America Corp.                                    76,780
   1,500      U.S. Bancorp                                             31,635
                                                                   ----------
                                                                      108,415
                                                                   ----------

              CAPITAL GOODS: 24.09%
   6,500      Caterpillar, Inc.                                       265,525
   3,700      General Dynamics Corp.                                  292,781
  13,300      General Electric Co.                                    335,825
  13,800      Honeywell International, Inc.                           330,372
   9,400      Rockwell Automation, Inc.                               155,570
   2,600      The Boeing Co.                                           77,350
   1,900      Tyco International Ltd.                                  27,474
   2,500      United Technologies Corp.                               154,175
                                                                   ----------
                                                                    1,639,072
                                                                   ----------

              CONSUMER DURABLES & APPAREL: 5.43%
  10,075      Eastman Kodak Co.                                       331,971
     800      The Black & Decker Corp.                                 37,408
                                                                   ----------
                                                                      369,379
                                                                   ----------

              DIVERSIFIED FINANCIALS: 6.90%
   2,700      Citigroup, Inc.                                          99,765
  12,665      J.P. Morgan Chase & Co.                                 262,799
   2,000      Lehman Brothers Holdings, Inc.                          106,540
                                                                   ----------
                                                                      469,104
                                                                   ----------

              FOOD, BEVERAGE & TOBACCO: 7.07%
   2,900      Anheuser-Busch Companies, Inc.                          153,004
   8,050      Philip Morris Companies, Inc.                           328,037
                                                                   ----------
                                                                      481,041
                                                                   ----------

              HEALTHCARE EQUIPMENT & SERVICES: 4.61%
   4,325      CIGNA Corp.                                             156,306
   6,400      Bristol-Myers Squibb Co.                                157,504
                                                                   ----------
                                                                      313,810
                                                                   ----------

              HOTELS, RESTAURANTS, & LEISURE:  2.29%
   8,600      McDonald's Corp.                                        155,746
                                                                   ----------

              HOUSEHOLD & PERSONAL PRODUCTS: 0.50%
     700      Avon Products, Inc.                                      33,943
                                                                   ----------

              INSURANCE: 2.26%
   3,900      The Hartford Financial Services Group, Inc.             154,050
                                                                   ----------

              MATERIALS: 8.69%
   3,800      Alcoa, Inc.                                              83,828
   8,038      E. I. du Pont de Nemours and Co.                        331,567
   1,800      International Paper Co.                                  62,874
   2,500      Weyerhaeuser Co.                                        113,250
                                                                   ----------
                                                                      591,519
                                                                   ----------

              PHARMACEUTICALS & BIOTECHNOLOGY:  3.43%
   4,300      Merck & Co., Inc.                                       233,232
                                                                   ----------

              RETAILING:  3.62%
  10,200      Limited Brands                                          159,834
   1,500      Sears, Roebuck and Co.                                   39,390
   2,000      The May Department Stores Co.                            46,700
                                                                   ----------
                                                                      245,924
                                                                   ----------

              TELECOMMUNICATIONS:  5.61%
   3,900      AT&T Corp.                                               50,856
  12,900      SBC Communications, Inc.                                331,014
                                                                   ----------
                                                                      381,870
                                                                   ----------

              TRANSPORTATION:  7.51%
  10,900      Burlington Northern Santa Fe Corp.                      280,457
  11,400      Norfolk Southern Corp.                                  230,280
                                                                   ----------
                                                                      510,737
                                                                   ----------

              UTILITIES: 9.92%
   6,775      American Electric Power Company, Inc.                   173,711
     800      Entergy Corp.                                            35,272
   3,100      Exelon Corp.                                            156,240
  10,425      The Southern Co.                                        309,623
                                                                   ----------
                                                                      674,846
                                                                   ----------

              Total Common Stocks (Cost $7,631,810)                 6,619,544
                                                                   ----------

              SHORT-TERM INVESTMENTS: 1.74%
 118,241      Federated Cash Trust Money Market (Cost $118,241)       118,241
                                                                   ----------

              Total Investments in Securities
                (Cost $7,750,051): 99.04%                           6,737,785
              Other Assets in Excess of Liabilities:  .96%             65,639
                                                                   ----------
              Net Assets: 100.00%                                  $6,803,424
                                                                   ----------
                                                                   ----------

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES AT OCTOBER 31, 2002

ASSETS
   Investments in securities, at value
     (identified cost of $7,750,051)                                $6,737,785
   Receivables
       Investment securities sold                                    1,442,432
       Fund shares sold                                                    641
       Dividends                                                        24,891
       Due from advisor                                                 17,579
   Prepaid expenses                                                     17,619
                                                                    ----------
           Total assets                                              8,240,947
                                                                    ----------

LIABILITIES
   Payables
       Securities purchased                                          1,401,940
       Fund shares redeemed                                             14,351
       Administration fees                                               2,548
   Accrued expenses                                                     18,684
                                                                    ----------
           Total liabilities                                         1,437,523
                                                                    ----------

NET ASSETS                                                          $6,803,424
                                                                    ----------
                                                                    ----------

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  [$6,803,424 /753,829 shares outstanding; unlimited
  number of shares (par value $0.01) authorized]                         $9.03
                                                                         -----
                                                                         -----

COMPONENTS OF NET ASSETS
   Paid-in capital                                                  $8,100,986
   Undistributed net investment income                                 122,036
   Accumulated net realized loss on investments                       (407,332)
   Net unrealized depreciation on investments                       (1,012,266)
                                                                    ----------
           Net assets                                               $6,803,424
                                                                    ----------
                                                                    ----------

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED OCTOBER 31, 2002

INVESTMENT INCOME
        Dividend Income                                           $   204,582
                                                                  -----------

    Expenses
        Advisory fees (Note 3)                                         67,042
        Administration fees (Note 3)                                   30,000
        Professional fees                                              30,351
        Fund accounting fees                                           16,899
        Transfer agent fees                                            12,569
        Custody fees                                                    7,599
        Trustee fees                                                    6,066
        Shareholder Reporting                                           4,700
        Miscellaneous                                                   6,006
        Registration fees                                               2,651
        Insurance expense                                               1,449
                                                                  -----------
           Total expenses                                             185,332
           Less, advisory fee waiver and absorption (Note 3)         (102,847)
                                                                  -----------
           Net expenses                                                82,485
                                                                  -----------
               NET INVESTMENT INCOME                                  122,097
                                                                  -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
    Net realized loss on investments                                 (397,576)
    Net change in unrealized depreciation on investments             (661,483)
                                                                  -----------
        Net realized and unrealized loss on investments            (1,059,059)
                                                                  -----------
           NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS   $  (936,962)
                                                                  -----------
                                                                  -----------

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    Year                Year
                                                                   Ended               Ended
                                                              October 31, 2002    October 31, 2001
                                                              ----------------    ----------------
INCREASE / (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment income                                         $  122,097          $   64,590
   Net realized (loss) / gain on investments                       (397,576)             67,605
   Net change in unrealized depreciation on investments            (661,483)           (624,964)
                                                                 ----------          ----------
       NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS        (936,962)           (492,769)
                                                                 ----------          ----------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                                       (64,173)            (46,639)
   From net realized gain                                           (67,220)           (115,338)
                                                                 ----------          ----------
       Total dividends and distribution to shareholders            (131,393)           (161,977)
                                                                 ----------          ----------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
   Net increase in net assets derived from net change in
     outstanding shares (a)<F3>                                   2,844,575             922,778
                                                                 ----------          ----------
       TOTAL INCREASE IN NET ASSETS                               1,776,220             268,032

NET ASSETS
Beginning of year                                                 5,027,204           4,759,172
                                                                 ----------          ----------
END OF YEAR                                                      $6,803,424          $5,027,204
                                                                 ----------          ----------
                                                                 ----------          ----------

(a)<F3>  A summary of share transactions is as follows:

                                                                 Year Ended                     Year Ended
                                                              October 31, 2002               October 31, 2001
                                                          ------------------------      -------------------------
                                                          Shares   Paid in Capital      Shares    Paid in Capital
                                                          ------   ---------------      ------    ---------------
Shares sold                                               429,028     $4,569,200         74,471       $795,884
Shares issued on reinvestments of distributions            12,390        131,331         13,856        161,977
Shares redeemed                                          (185,898)    (1,855,956)        (3,083)       (35,083)
                                                         --------     ----------         ------       --------
Net increase                                              255,520     $2,844,575         85,244       $922,778
                                                         --------     ----------         ------       --------
                                                         --------     ----------         ------       --------

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                           December 12, 1997*<F4>
                                                                   Year Ended October 31,                          through
                                                       2002          2001          2000         1999          October 31, 1998
                                                       ----          ----          ----         ----          ----------------
Net asset value, beginning of period                  $10.09        $11.52        $11.85       $10.78              $10.00
                                                      ------        ------        ------       ------              ------

Income from investment operations:
   Net investment income                                0.16          0.13          0.12         0.08                0.07
   Net realized and unrealized (loss)/gain
     on investments                                    (0.96)        (1.17)         0.26         1.10                0.72
                                                      ------        ------        ------       ------              ------
Total from investment operations                       (0.80)        (1.04)         0.38         1.18                0.79
                                                      ------        ------        ------       ------              ------

Less distributions:
   From net investment income                          (0.13)        (0.11)        (0.10)       (0.07)              (0.01)
   From net realized gain on investments               (0.13)        (0.28)        (0.61)       (0.04)               0.00
                                                      ------        ------        ------       ------              ------
Total distributions                                    (0.26)        (0.39)        (0.71)       (0.11)              (0.01)
                                                      ------        ------        ------       ------              ------

Net asset value, end of period                        $ 9.03        $10.09        $11.52       $11.85              $10.78
                                                      ------        ------        ------       ------              ------
                                                      ------        ------        ------       ------              ------

TOTAL RETURN                                           (8.28%)       (9.48%)        3.65%       11.05%               7.89%++<F6>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                 $6,803        $5,027        $4,759       $4,267              $3,294

Ratio of expenses to average net assets:
   Before expense reimbursement                         2.76%         2.99%         3.59%        3.63%               4.67%+<F5>
   After expense reimbursement                          1.23%         1.31%         1.75%        1.75%               1.75%+<F5>

Ratio of net investment income to
  average net assets:
   After expense reimbursement                          1.82%         1.24%         1.22%        0.81%               0.81%+<F5>

Portfolio turnover rate                                59.24%        30.47%        47.43%       41.85%              32.71%

 *<F4>  Commencement of operations.
 +<F5>  Annualized.
++<F6>  Not Annualized.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS AT OCTOBER 31, 2002

NOTE 1 - ORGANIZATION

    The Edgar Lomax Value Fund (the "Fund") is a series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek growth of capital, with a secondary objective of providing income. The Fund began operations on December 12, 1997.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

    A. Security Valuation: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

    B. Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

    C. Security Transactions, Dividends and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their Federal tax treatment.

    D. Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

    For the year ended October 31, 2002, The Edgar Lomax Company (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the year ended October 31, 2002, the Fund incurred $67,042 in Advisory Fees.

    The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.23% of average net assets (the "expense cap"). Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the year ended October 31, 2002, the Advisor reduced its fees and absorbed Fund expenses in the amount of $102,847; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

                           Year              Amount
                           ----              ------
                           2003            $139,049
                           2004             158,321
                           2005             102,847
                                           --------
                                           $400,217
                                           --------
                                           --------

    U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

   Fund asset level                           Fee rate
   ----------------                           --------
   Less than $15 million                      $30,000
   $15 million to less than $50 million       0.20% of average daily net assets
   $50 million to less than $100 million 0.15% of average daily net assets $100 million to less than $150 million 0.10% of average daily net assets
   More than $150 million                     0.05% of average daily net assets

    Quasar Distributors, LLC (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

    Certain officers of the Fund are also officers of the Administrator.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

    For the year ended October 31, 2002, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $6,562,716 and $3,882,725, respectively.

NOTE 5 - INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

    As of October 31, 2002, the components of net assets on a tax basis were as follows:

        Cost of investments                                $ 7,835,581
                                                           -----------
                                                           -----------
        Gross tax unrealized appreciation                  $   262,671
        Gross tax unrealized depreciation                   (1,360,467)
                                                           -----------
        Net tax unrealized depreciation                    $(1,097,796)
                                                           -----------
                                                           -----------
        Capital loss carryforward expiring 2010            $  (321,802)
                                                           -----------
                                                           -----------
        Undistributed ordinary income                      $   122,036
                                                           -----------
                                                           -----------

    Realized and unrealized gains and losses differ for financial statement and tax purposes due to differing treatments of wash sale losses.

    The tax composition of dividends paid during the year ended October 31, 2002 was as follows:

        Ordinary income                       $ 65,522
        Long-Term Capital Gains                 65,871
                                              --------
                                              $131,393
                                              --------
                                              --------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Edgar Lomax Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Edgar Lomax Value Fund series of Advisors Series Trust (the "Fund") at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the period ended October 31, 1998, were audited by other independent accountants whose report dated December 4, 1998 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

New York, New York
December 18, 2002

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

    The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. Unless noted otherwise, each person has held the position listed for a minimum of five years.

    The Statement of Additional Information includes additional information about the Fund's officers and trustees and is available, without charge, upon request by calling the Fund.

                                                        INDEPENDENT TRUSTEES
                                                        --------------------
                                     Term of                                                 # of Funds
                         Position    Office and                                              in complex
                         Held with   Length of         Principal Occupation                  overseen     Other Directorships
Name, Age and Address    the Trust   Time Served       During Past Five Years                by Trustee   Held by Trustee
---------------------    ---------   -----------       ----------------------                ----------   -------------------
Walter E. Auch           Trustee     Indefinite Term   Management Consultant.                    17       Nicholas-Applegate Funds,
(Born 1921)                                                                                               Salomon Smith Barney
2020 E. Financial Way                Since 1997                                                           Funds, Bayan Strategic
Glendora, CA 91741                                                                                        Realty Trust, Legend
                                                                                                          Properties, Pimco
                                                                                                          Advisors LLP, and Senele
                                                                                                          Group

James Clayburn           Trustee     Indefinite Term   Dean Emeritus, John E. Anderson           17       The Payden & Rygel
LaForce                                                Graduate School of Management,                     Investment Group, PIC
(Born 1927)                          Since             University of California, Los Angeles.             Investment Trust, PIC
2020 E. Financial Way                March 2002                                                           Small Cap Portfolio, PIC
Glendora, CA 91741                                                                                        Balanced Portfolio, PIC
                                                                                                          Growth Portfolio, PIC Mid
                                                                                                          Cap Portfolio, Provident
                                                                                                          Investment Counsel
                                                                                                          Institutional Money
                                                                                                          Market Fund, Black Rock
                                                                                                          Funds, Jacobs
                                                                                                          Engineering, Timken
                                                                                                          Co., Concervex

Donald E. O'Connor       Trustee     Indefinite Term   Financial Consultant; formerly Executive  17       The Parnassus Fund
(Born 1936)                                            Vice President and Chief Operating                 The Parnassus Income Fund
2020 E. Financial Way                Since 1997        officer of ICI Mutual Insurance Company            The Forward Funds
Glendora, CA 91741                                     (until  January, 1997); Vice President,
                                                       Operations, Investment Company
                                                       Institute (until July, 1993).

George J. Rebhan         Trustee     Indefinite Term   Retired; formerly President, Hotchkis     17       E*Trade Funds
(Born 1934)                                            and Wiley Funds (mutual funds)
2020 E. Financial Way                Since             from 1985 to 1993.
Glendora, CA 91741                   March 2002

George T. Wofford III    Trustee     Indefinite Term   Senior Vice President, Information        17       Not Applicable
(Born 1939)                                            Services, Federal Home Loan Bank
2020 E. Financial Way                Since 1997        of San Francisco.
Glendora, CA 91741

                                                  INTERESTED TRUSTEES AND OFFICERS
                                                  --------------------------------
                                                                                                         # of Funds   Other
                                   Term of                                                               in complex   Directorships
                        Position   Office and                                                            overseen by  Held by
                        Held with  Length of        Principal Occupation                                 Trustee or   Trustee or
Name, Age and Address   the Trust  Time Served      During Past Five Years                               Officer      Officer
---------------------   ---------  -----------      ----------------------                               -----------  -------------
Eric M. Banhazl         Trustee &  Indefinite Term  Senior Vice President, U.S. Bancorp Fund Services,        17      None
(Born 1957)             President                   LLC, the Fund's administrator (since July, 2001);
2020 E. Financial Way              Since 1997       Treasurer, Investec Funds; formerly, Executive Vice
Glendora, CA 91741                                  President, Investment Company Administration, LLC
                                                    (ICA) (The Fund's former administrator).

John S. Wagner          Treasurer  Indefinite Term  Assistant Vice President Compliance and Administration,   17      None
(Born 1965)                                         U.S. Bancorp Fund Services, LLC since June 1999.
615 E. Michigan Street             Since September
Milwaukee, WI 53202                2002

Chad E. Fickett         Secretary  Indefinite Term  Compliance Administrator, U.S. Bancorp Fund               17      None
(Born 1973)                                         Services, LLC since July 2000.
615 E. Michigan Street             Since March
Milwaukee, WI 53202                2002

                                    ADVISOR
                            The Edgar Lomax Company
                         6564 Loisdale Court, Suite 310
                          Springfield, Virginia 22150
                               www.edgarlomax.com

                                  DISTRIBUTOR
                            Quasar Distributors, LLC
                      615 East Michigan Street, 2nd Floor
                           Milwaukee, Wisconsin 53202

                                   CUSTODIAN
                                U.S. Bank, N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                                 TRANSFER AGENT
                        U.S. Bancorp Fund Services, LLC
                      615 East Michigan Street, 2nd Floor
                           Milwaukee, Wisconsin 53202
                                 (866) 205-0524

                            INDEPENDENT ACCOUNTANTS
                          PricewaterhouseCoopers, LLP
                          1177 Avenue of the Americas
                            New York, New York 10036

                                 LEGAL COUNSEL
                     Paul, Hastings, Janofsky & Walker, LLP
                          55 Second Street, 24th Floor
                        San Francisco, California 94105

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. To obtain a free prospectus please call 866-205-0524.